Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of __________, 2018 (as it may from time to time be amended and including all schedules referenced herein, this “Agreement”), is entered into by and between Boxwood Merger Corp., a Delaware corporation (the “Company”), and Boxwood Sponsor, LLC, a Delaware limited liability company (the “Purchaser”).

The Company intends to consummate a public offering (the “Public Offering”) of the Company’s units (the “Units”), each Unit consisting of one share of the Company’s Class A common stock, par value $0.01 per share (a “Share”), and one-half of one warrant. Each whole warrant entitles the holder to purchase one Share at an exercise price of $11.50 per Share. In connection therewith, the Purchaser has agreed to purchase an aggregate of (i) 275,000 units, or up to 300,000 units if the Over-allotment Option (as defined below) is exercised in full (the “Private Placement Units”), each Private Placement Unit consisting of one Share and one-half of one warrant, and (ii) 4,250,000 warrants, or up to 4,750,000 warrants if the Over-allotment Option is exercised in full (such warrants, together with the warrants included in the Private Placement Units, the “Private Placement Warrants”), each whole Private Placement Warrant entitling the holder to purchase one Share at an exercise price of $11.50 per Share.

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

AGREEMENT

Section 1. Authorization, Purchase and Sale; Terms of the Securities.

A. Authorization of the Securities. The Company has duly authorized (i) the issuance and sale of the Private Placement Units and the Private Placement Warrants to the Purchaser, and (ii) the issuance and sale of the securities underlying the Private Placement Units and Private Placement Warrants, including the Shares included in the Private Placement Units (the “Private Placement Shares”), the Private Placement Warrants included in the Private Placement Units as well as, upon proper exercise of the Private Placement Warrants and against payment therefor, the Shares underlying the Private Placement Warrants (together with the Private Placement Shares, the “Unit Shares”) (the aforenamed securities, collectively, the “Securities”).

B. Purchase and Sale of Securities.

(i) Simultaneously with the initial closing of the Public Offering or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (the “Initial Closing Date”), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, (A) 275,000 Private Placement Units at a price of $10.00 per Private Placement Unit and (B) 4,250,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $7,000,000, which shall be paid by wire transfer of immediately available funds in accordance with the Company’s wiring instructions.

(ii) In the event that the underwriters’ option to purchase additional units in the Public Offering (the “Over-allotment Option”) is exercised in full or in part, simultaneously with the closing of the Over-allotment Option (or applicable portion thereof) or on such earlier time and date as may be mutually agreed by the Purchaser and the Company (each, an “Additional Closing Date”; the Initial Closing Date together with each Additional Closing Date, the “Closing Dates” and each a “Closing Date”), the Purchaser shall purchase from the Company up to an additional (A) 25,000 Private Placement Units at a price of $10.00 per Private Placement Unit and (B) 500,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, in each case in the same proportion as the amount of the Over-Allotment Option that is then exercised. The purchase price for any such Private Placement Units and Private Placement Warrants shall be paid by wire transfer of immediately available funds in accordance with the Company’s wiring instructions.

(iii) On the applicable Closing Date, upon the payment by the Purchaser of the applicable purchase price, the Company shall deliver to the Purchaser certificates, which shall include the legend set forth as Exhibit B to the Warrant Agreement (as defined below) (or, in the case of the Private Placement Units, a substantially similar legend), evidencing the Private Placement Units and Private Placement Warrants purchased on such Closing Date, duly registered in the Purchaser’s name.

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C. Terms of the Securities.

(i) Each Private Placement Warrant shall have the terms set forth in a Warrant Agreement to be entered into by the Company and a warrant agent, in connection with the Public Offering (a “Warrant Agreement”).

(ii) On or prior to the Closing Date, the Company and the Purchaser shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Purchaser relating to the Private Placement Units and Private Placement Warrants, including the underlying Securities.

Section 2. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Private Placement Units and Private Placement Warrants, the Company hereby represents and warrants to the Purchaser (which representations and warranties shall survive the Closing Date) that:

A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the issuance of the Private Placement Units and Private Placement Warrants (and the underlying Securities), have been duly authorized by the Company as of the Closing Date. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms. Upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement (to the extent applicable) and this Agreement, the Private Placement Units and the Private Placement Warrants will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Date.

(ii) The execution and delivery by the Company of this Agreement and the Private Placement Warrants, the issuance and sale of the Private Placement Units and Private Placement Warrants, the issuance of the Shares included in the Private Placement Units and upon exercise of the Private Placement Warrants and the fulfillment of and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of the Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance (a “Lien”) upon the Company’s capital stock or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with (collectively, “Filings”), any court or administrative or governmental body or agency pursuant to the amended and restated certificate of incorporation of the Company or the By Laws of the Company (in effect on the date hereof or as may be amended prior to completion of the contemplated Public Offering), or any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any Filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and (to the extent applicable) the Warrant Agreement, the Shares included in the Private Placement Units or issuable upon exercise of the Private Placement Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and (to the extent applicable) the Warrant Agreement, the Purchaser will have good title to the Private Placement Units, Private Placement Warrants and the Shares included in the Private Placement Units or issuable upon exercise of such Private Placement Warrants, free and clear of all Liens of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) Liens imposed due to the actions of the Purchaser.

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D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Placement Units and Private Placement Warrants, including the underlying Securities, to the Purchaser, the Purchaser hereby represents and warrants to the Company (which representations and warranties shall survive the Closing Date) that:

A. Organization and Requisite Authority. The Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement and the Warrant Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by the Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by the Purchaser does not and will not as of the Closing Date conflict with or result in a breach by the Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which the Purchaser is subject.

C. Investment Representations.

(i) The Purchaser is acquiring the Private Placement Units and Private Placement Warrants, including the underlying Securities, for the Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) The Purchaser is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

(iii) The Purchaser understands that the Securities are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.

(iv) The Purchaser has not decided to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v) The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Securities involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Securities.

(vi) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities by the Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(vii) The Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act will not be available for resale transactions of the Securities despite technical compliance with the requirements of such Rule, and the Securities can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.

(viii) The Purchaser has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of an investment in the Securities in the amount contemplated hereunder for an indefinite period of time. The Purchaser has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Securities. The Purchaser can afford a complete loss of its investments in the Securities.

Section 4. Conditions of the Purchaser’s Obligations. The obligations of the Purchaser to purchase and pay for the Private Placement Units and Private Placement Warrants are subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

D. Warrant Agreement. The Company shall have entered into a Warrant Agreement with a warrant agent on terms satisfactory to the Purchaser.

E. Public Offering. The Company shall have completed the Public Offering.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing Date, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true and correct at and as of such Closing Date as though then made.

B. Performance. The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchaser on or before such Closing Date.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement or the Warrant Agreement.

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D. Warrant Agreement. The Company shall have entered into a Warrant Agreement with a warrant agent on terms satisfactory to the Company.

Section 6. Termination. This Agreement may be terminated at any time after April 30, 2019 upon the election by either the Company or the Purchaser upon written notice to the other party if the closing of the Public Offering does not occur prior to such date.

Section 7. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive each Closing Date.

Section 8. Definitions. Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the registration statement on Form S-1, as amended, as filed with the Securities and Exchange Commission under the Securities Act (the “Registration Statement”).

Section 9. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Purchaser to affiliates thereof.

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the internal laws of the State of Delaware.

F. Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

BOXWOOD MERGER CORP.

By:
Name:
Title:

PURCHASER:

BOXWOOD SPONSOR, LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]